UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 9, 2009

NISSAN AUTO LEASE TRUST 2009-A
(Exact name of Issuing Entity as specified in its charter with respect to the Notes)

NISSAN AUTO LEASING LLC II
(Exact name of Depositor as specified in its charter and Transferor of the SUBI Certificate to the Issuing Entity)

NISSAN-INFINITI LT
(Exact name of Issuer as specified in its charter with respect to the SUBI Certificate)

DELAWARE	333-147542-03	37-6442374

(State or Other Jurisdiction of Incorporation of Issuing Entity)	(Commission File Number of Issuing Entity)	(IRS Employer Identification No. of Issuing Entity)

ONE NISSAN WAY
ROOM 5-124
FRANKLIN, TENNESSEE	37067

(Address of principal executive offices)	(Zip Code)
(615) 725-1127

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Definitive Material Agreement
     On June 9, 2009, pursuant to an Amended and Restated Trust and Servicing Agreement for Nissan-Infiniti LT, a Delaware statutory trust (“Nissan-Infiniti LT”), dated as of August 26, 1998, by and among NILT Trust, as grantor and initial beneficiary, Nissan Motor Acceptance Corporation (“NMAC”), as servicer, NILT, Inc., as trustee to Nissan-Infiniti LT (the “Trustee”), Wilmington Trust Company, a Delaware banking corporation (“Wilmington Trust”), as Delaware trustee, and U.S. Bank National Association (“U.S. Bank”), as trust agent, as supplemented by a 2009-A SUBI Supplement, dated as of June 9, 2009 (the “2009-A SUBI Supplement”), NILT Inc., as Trustee, created a special unit of beneficial interest (the “2009-A SUBI”) in specified assets of Nissan-Infiniti LT, including certain closed-end retail vehicle lease contracts (the “Leases”), the related Nissan vehicles leased under the Leases and related property (collectively, the “2009-A SUBI Assets”). Also on June 9, 2009, NMAC, as servicer, Nissan-Infiniti LT and NILT Trust entered into a 2009-A Servicing Supplement, dated as of June 9, 2009 (the “2009-A Servicing Supplement”) and supplementing the Servicing Agreement, dated as of March 1, 1999, to provide for the servicing obligations of the 2009-A SUBI Assets. On June 9, 2009, Nissan-Infiniti LT issued to NILT Trust a certificate evidencing a 100 percent beneficial interest in the 2009-A SUBI (the “2009-A SUBI Certificate”). NILT Trust sold the 2009-A SUBI Certificate to Nissan Auto Leasing LLC II, a Delaware limited liability company (“NALL II”), pursuant to a SUBI Certificate Transfer Agreement, dated as of June 9, 2009 (the “SUBI Certificate Transfer Agreement”), by and between NILT Trust, as transferor, and NALL II, as transferee. NALL II further sold the 2009-A SUBI Certificate to Nissan Auto Lease Trust 2009-A, a Delaware statutory trust (the “Issuing Entity”), pursuant to a Trust SUBI Certificate Transfer Agreement, dated as of June 9, 2009 (the “Trust SUBI Certificate Transfer Agreement”), by and between NALL II, as transferor, and the Issuing Entity, as transferee. The Issuing Entity was created pursuant to a Trust Agreement, dated as of May 4, 2009, as amended and restated by the Amended and Restated Trust Agreement, dated as of June 9, 2009 (the “Amended and Restated Trust Agreement”), by and between NALL II, as transferor, and Wilmington Trust, as owner trustee (the “Owner Trustee”). On June 9, 2009, the Issuing Entity caused the issuance, pursuant to an Indenture, dated as of June 9, 2009 (the “Indenture”), by and between the Issuing Entity, as issuer, and U.S. Bank, as indenture trustee (the “Indenture Trustee”), of notes in the following classes: Class A-1, Class A-2, Class A-3 and Class A-4 (collectively, the “Notes”). The Issuing Entity, NMAC, as administrative agent, NALL II, as transferor, and U.S. Bank, as Indenture Trustee, entered into that certain Trust Administration Agreement, dated as of June 9, 2009 (the “Trust Administration Agreement”), relating to the provision by NMAC of certain services relating to the Notes. On June 9, 2009, NMAC, Nissan-Infiniti LT, NILT Trust, NALL II, the Issuing Entity, and the Indenture Trustee entered into a Back-Up Security Agreement, dated as of June 9, 2009 (the “Back-Up Security Agreement”), relating to the security interest of the Indenture Trustee in the 2009-A SUBI Assets. Also on June 9, 2009, the Issuing Entity, the Indenture Trustee, and U.S. Bank, in its capacity as securities intermediary (the “Securities Intermediary”), entered into a Control Agreement, dated as of June 9, 2009 (the “Control Agreement”), relating to the reserve account established for the benefit of the holders of the Notes. The Notes, with an aggregate principal balance of $1,082,610,000, were sold to Banc of America Securities LLC, as the representative of several underwriters (the “Underwriters”), pursuant to an Underwriting Agreement, dated June 2, 2009, by and among NALL II, NMAC and Banc of America Securities LLC, on behalf of itself and as a representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3, as amended (Commission File No. 333-147542). With respect to the foregoing transactions, the Issuing Entity, as issuer, NILT Trust, as grantor and initial beneficiary (in such capacity, the “UTI Beneficiary”), Nissan-Infiniti LT, NMAC, in its individual capacity, as servicer and as administrative agent, NALL II, NILT Inc., as Trustee, Wilmington Trust, as Owner Trustee and Delaware trustee, and U.S. Bank, as trust agent and Indenture Trustee, entered into that certain Agreement of Definitions, dated as of June 9, 2009 (the “Agreement of Definitions”).
     Attached as Exhibit 4.1 is the Indenture, as Exhibit 10.1 is the Agreement of Definitions, as Exhibit 10.2 is the 2009-A SUBI Supplement, as Exhibit 10.3 is the 2009-A Servicing Supplement, as Exhibit 10.4 is the Amended and Restated Trust Agreement for the Issuing Entity, as Exhibit 10.5 is the Trust Administration Agreement, as Exhibit 10.6 is the Back-Up Security Agreement, as Exhibit 10.7 is the Control Agreement, as Exhibit 10.8 is the SUBI Certificate Transfer Agreement, and as Exhibit 10.9 is the Trust SUBI Certificate Transfer Agreement.
ITEM 9.01 Financial Statements and Exhibits
     (a) Not applicable.
     (b) Not applicable.
     (c) Exhibits

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of June 9, 2009, by and between the Issuing Entity, as issuer, and U.S. Bank, as Indenture Trustee.

Exhibit 10.1	Agreement of Definitions, dated as of June 9, 2009, by and among the Issuing Entity, as issuer, NILT Trust, as grantor and UTI Beneficiary, Nissan-Infiniti LT, NMAC, in its individual capacity, as servicer and as administrative agent, NALL II, NILT Inc., as Trustee, Wilmington Trust, as Owner Trustee and Delaware trustee, and U.S. Bank, as trust agent and Indenture Trustee.

Exhibit 10.2	2009-A SUBI Supplement, dated as of June 9, 2009, by and among NILT Trust, as grantor and UTI Beneficiary, NMAC, as servicer, NILT, Inc., as Trustee, Wilmington Trust, as Delaware trustee, and U.S. Bank, as trust agent.

Exhibit 10.3	2009-A Servicing Supplement, dated as of June 9, 2009, by and among Nissan-Infiniti LT, as titling trust, NILT Trust, as UTI Beneficiary, and NMAC, as servicer.

Exhibit 10.4	Amended and Restated Trust Agreement for the Issuing Entity, dated as of June 9, 2009, by and between NALL II, as transferor, and Wilmington Trust, as Owner Trustee.

Exhibit 10.5	Trust Administration Agreement, dated as of June 9, 2009, by and among the Issuing Entity, NMAC, as administrative agent, NALL II, as transferor, and U.S. Bank, as Indenture Trustee.

Exhibit 10.6	Back-Up Security Agreement, dated as of June 9, 2009, by and among NMAC, Nissan-Infiniti LT, NILT Trust, NALL II, as transferor, the Issuing Entity, and U.S. Bank, as Indenture Trustee.

Exhibit 10.7	Control Agreement, dated as of June 9, 2009, by and among the Issuing Entity, U.S. Bank, as Indenture Trustee and secured party, and U.S. Bank, as Securities Intermediary.

Exhibit 10.8	SUBI Certificate Transfer Agreement, dated as of June 9, 2009, by and between NILT Trust, as transferor, and NALL II, as transferee.

Exhibit 10.9	Trust SUBI Certificate Transfer Agreement, dated as of June 9, 2009, by and between NALL II, as transferor, and the Issuing Entity, as transferee.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: June 12, 2009

NISSAN AUTO LEASING LLC II
By:	/s/ Rakesh Kochhar
	Name:	Rakesh Kochhar
	Title:	Treasurer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of June 9, 2009, by and between the Issuing Entity, as issuer, and U.S. Bank, as Indenture Trustee.

Exhibit 10.1	Agreement of Definitions, dated as of June 9, 2009, by and among the Issuing Entity, as issuer, NILT Trust, as grantor and UTI Beneficiary, Nissan-Infiniti LT, NMAC, in its individual capacity, as servicer and as administrative agent, NALL II, NILT Inc., as Trustee, Wilmington Trust, as Owner Trustee and Delaware trustee, and U.S. Bank, as trust agent and Indenture Trustee.

Exhibit 10.2	2009-A SUBI Supplement, dated as of June 9, 2009, by and among NILT Trust, as grantor and UTI Beneficiary, NMAC, as servicer, NILT, Inc., as Trustee, Wilmington Trust, as Delaware trustee, and U.S. Bank, as trust agent.

Exhibit 10.3	2009-A Servicing Supplement, dated as of June 9, 2009, by and among Nissan-Infiniti LT, as titling trust, NILT Trust, as UTI Beneficiary, and NMAC, as servicer.

Exhibit 10.4	Amended and Restated Trust Agreement for the Issuing Entity, dated as of June 9, 2009, by and between NALL II, as transferor, and Wilmington Trust, as Owner Trustee.

Exhibit 10.5	Trust Administration Agreement, dated as of June 9, 2009, by and among the Issuing Entity, NMAC, as administrative agent, NALL II, as transferor, and U.S. Bank, as Indenture Trustee.

Exhibit 10.6	Back-Up Security Agreement, dated as of June 9, 2009, by and among NMAC, Nissan-Infiniti LT, NILT Trust, NALL II, as transferor, the Issuing Entity, and U.S. Bank, as Indenture Trustee.

Exhibit 10.7	Control Agreement, dated as of June 9, 2009, by and among the Issuing Entity, U.S. Bank, as Indenture Trustee and secured party, and U.S. Bank, as Securities Intermediary.

Exhibit 10.8	SUBI Certificate Transfer Agreement, dated as of June 9, 2009, by and between NILT Trust, as transferor, and NALL II, as transferee.

Exhibit 10.9	Trust SUBI Certificate Transfer Agreement, dated as of June 9, 2009, by and between NALL II, as transferor, and the Issuing Entity, as transferee.

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